UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 29, 2016, MoneyGram Payment Systems, Inc. (“MPSI”), a subsidiary of MoneyGram International, Inc. (the “Company” or “MoneyGram”), and Wal-Mart Stores, Inc. (“Wal-Mart”) entered into an Amended and Restated Master Trust Agreement, pursuant to which MPSI will provide certain money transfer services, bill payment services and money order services for customers in Wal-Mart stores located in the United States and Puerto Rico (the “New Agreement”). In addition, under the New Agreement, MPSI will offer money transfer services to Wal-Mart’s customers through Wal-Mart’s retail website. MPSI previously provided such services for Wal-Mart customers pursuant to a Master Trust Agreement, dated September 28, 2012 and effective April 1, 2013 (as amended, the “Existing Agreement”), with Wal-Mart, which was terminated in its entirety and was replaced and superseded by the New Agreement on February 1, 2016.

The New Agreement has an initial term of three years, commencing on February 1, 2016, and will be subject to automatic successive renewals of one-year terms unless either party gives notice to the other party of its election to terminate the New Agreement at least 180 days prior to the expiration date of the applicable term. The New Agreement is also terminable upon the occurrence of certain events, including a material breach of the New Agreement, insolvency, a good faith belief by a party that the other party violated any applicable laws, certain changes of control of MPSI or the Company and MPSI’s inability to offer services in any particular state due to a loss of a business license in such state, subject to certain applicable notice and/or cure periods.

Pursuant to the New Agreement, Wal-Mart will provide MPSI’s money transfer services, bill payment services and money order services on a non-exclusive basis, and MPSI will pay Wal-Mart fees and commissions for such services purchased by Wal-Mart’s customers. Also, in connection with the services to be provided pursuant to the New Agreement, MPSI has agreed to certain expenditures for marketing, innovation, growth and development initiatives.

The foregoing description of the New Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the New Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On February 1, 2016, the Company issued a press release announcing the signing of the New Agreement. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure set forth in Item 1.01 above with respect to the New Agreement and the Existing Agreement is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

*10.1	Amended and Restated Master Trust Agreement, dated January 29, 2016, by and between MoneyGram Payment Systems, Inc. and Wal-Mart Stores, Inc.

99.1	Press Release dated February 1, 2016 of MoneyGram International, Inc.

*	Confidential information has been omitted from this Exhibit and has been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Francis Aaron Henry
Name:	Francis Aaron Henry
Title:	Executive Vice President, General Counsel and Secretary

Date: February 1, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Amended and Restated Master Trust Agreement, dated January 29, 2016, by and between MoneyGram Payment Systems, Inc. and Wal-Mart Stores, Inc.

99.1	Press Release dated February 1, 2016 of MoneyGram International, Inc.

*	Confidential information has been omitted from this Exhibit and has been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2.